UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): July 7, 2004

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-112169	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10 South Third Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Apple REIT Six, Inc. hereby amends Item 7 of its Current Report on Form 8-K dated July 7, 2004 and filed July 21, 2004 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 7. Financial Statements and Exhibits

a. Financial Statements of Business Acquired

(See following pages)

b. Pro Forma Financial Information

(See following pages)

c. Exhibits

None.

Independent Auditors’ Report

To the Board of Directors

Apple REIT Six, Inc.

Richmond, Virginia

We have audited the accompanying balance sheets of the Redmond, Washington—Marriott Town Center Hotel (the Hotel) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

June 9, 2004

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

BALANCE SHEETS

DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$6,033,946	$6,033,946
Furniture and Equipment	486,741	3,933
Construction in Progress	22,537,075	1,789,873

TOTAL INVESTMENT IN HOTEL PROPERTY	29,057,762	7,827,752

Cash	97,695	784,084
Restricted Cash	225,241	—
Loan Costs	755,000	755,000

	1,077,936	1,539,084

TOTAL ASSETS	$30,135,698	$9,366,836

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES:
Mortgage Payable	$17,604,624	$1,000
Accounts Payable	3,291,223	60,421
Accrued Liabilities	46,081	—
Affiliate Loans	10,106	—

TOTAL LIABILITIES	20,952,034	61,421
PARTNERS’ CAPITAL	9,183,664	9,305,415

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$30,135,698	$9,366,836

The accompanying notes are an integral part of these financial statements.

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

STATEMENTS OF PARTNERS’ CAPITAL

YEARS ENDED DECEMBER 31, 2003 AND 2002

Balance, January 1, 2002	$—
Capital Contributions	9,350,000
Net Income	2,878
Distributions	(47,463)

Balance, December 31, 2002	9,305,415
Net Loss	(54,637)
Distributions	(67,114)

Balance, December 31, 2003	$9,183,664

The accompanying notes are an integral part of these financial statements.

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
REVENUES:
Interest Income	$1,018	$2,878
EXPENSES:
Pre-Opening Costs	55,655	—

NET INCOME (LOSS)	$(54,637)	$2,878

The accompanying notes are an integral part of these financial statements.

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Income (Loss)	$(54,637)	$2,878
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Change in:
Accounts Payable	55,480	—

NET CASH FLOWS FROM OPERATING ACTIVITIES	843	2,878

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(17,998,501)	(7,767,331)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Increase in Restricted Cash	(225,241)	—
Payment of Loan Costs	—	(755,000)
Mortgage Loan Proceeds	17,603,624	1,000
Equity Contributions	—	9,350,000
Equity Distributions	(67,114)	(47,463)

NET CASH FLOWS FROM FINANCING ACTIVITIES	17,311,269	8,548,537

NET INCREASE (DECREASE) IN CASH	(686,389)	784,084
CASH, BEGINNING OF YEAR	784,084	—

CASH, END OF YEAR	$97,695	$784,084

NONCASH FINANCING AND INVESTING ACTIVITIES:

2003 and 2002 Hotel property purchases in the amounts of $3,175,322 and $60,421, respectively, were financed with accounts payable. In addition, 2003 Hotel property purchases in the amounts of $46,081 and $10,106, respectively, were financed with accrued liabilities and affiliate loans.

The accompanying notes are an integral part of these financial statements.

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Redmond, Washington—Marriott Town Center Hotel (the Hotel) as of December 31, 2003 and 2002 and for the years then ended. The Hotel is owned by Redmar Property, L.P., a limited partnership. Construction on the Hotel began during 2002. Upon completion, the Hotel will provide 262 guest rooms and will specialize in providing full service lodging for business or leisure travelers. At December 31, 2003, the Hotel was under construction and accordingly had not opened for business. It is anticipated that Hotel construction will be completed and the Hotel will open for business in late Spring, 2004.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents include short-term interest bearing accounts with original maturities of 90 days or less.

Restricted Cash—Restricted cash represents funds deposited in a joint escrow account with PPR Redmond Retail, LLC to finance future off site improvements.

Concentrations—Cash balances maintained at major financial institutions may, at times during the year, exceed of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

Investment in Hotel Property—Land, furniture and equipment and construction in progress are stated at the Owner’s cost, not to exceed fair market value. Costs of improvements, including interest, financing costs and real estate taxes during the construction period, are capitalized. Capitalized interest totaled $241,843 in 2003 and $62,994 in 2002. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the hotel and develop the site up to the time the Hotel is placed in operation. No depreciation has been recorded to date since the Hotel has not been placed in operation.

Entity Transactions—Certain income and costs that are entity specific and do not pertain to the hotel operations have been classified as partners’ capital transactions.

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. No impairment losses have been recorded to date.

Income Taxes—The Hotel was owned by a limited partnership throughout the financial statement periods. Income and losses of a limited partnership are passed through to the owners and taxed on their individual tax returns. Accordingly, the financial statements do not reflect an income tax provision.

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

Loan Costs—Construction loan costs are capitalized to investment in hotel property. Permanent loan costs are separately classified and are amortized straight-line over the loan term. No amortization has been recorded through December 31, 2003.

NOTE 3—RELATED PARTY TRANSACTIONS

The owner of the Hotel owes W. I. Realty I, LP $10,106 at December 31, 2003 for various amounts advanced and payments made to finance hotel construction costs. The limited partnership agreement provides for the affiliate fees listed below.

		Amount Earned and Paid		Future Portion ( Not Owed at December 31, 2003)
Type of Fee	Payee	2003	2002
Development Fee	Redmar Associates, LLC	$343,750	$350,000	$1,506,250
Guarantee Fee	Redmar Guarantor, LLC	—	—	$660,950
Supervision/Overhead Fee	Redmar Associates, LLC	—	—	$230,550
Supplies/Acquisition Fee	Redmar Associates, LLC	—	—	$558,500

The development fees paid through December 31, 2003 have been capitalized and included in construction in progress. $206,250 of the future development fees owed will be due in monthly installments of $34,375 in 2004. The remaining future portion of the development fees as well as the future portion of the other fees will be owed as one or more subsequent events occur.

NOTE 4—MORTGAGE LOAN PAYABLE

The Owner obtained a $36,000,000 development loan to finance construction of the Hotel property from Compass Bank in 2002. The loan is for a maximum term of thirty months and bears interest on cumulative advances at a rate of Libor plus 210 basis points. Through December 31, 2003 and 2002, $17,604,624 and $1,000, respectively had been advanced. The loan is secured by the Hotel’s tangible and intangible assets and is guaranteed by W. I. Realty I, L. P.

The Owner has also obtained a permanent loan commitment in the amount of $36,000,000 from GMAC Commercial Mortgage Corporation. Upon closing, the note will bear interest at Libor plus 3.85%. During the first year, required payments will be interest only. During the next three years monthly payments will be based on a 25 year amortization period. After four years, the entire unpaid portion will be due in full. As of December 31, 2003, closing had not occurred.

NOTE 5—SUBSEQUENT EVENT

The Owner has a contract with Apple Hospitality Six, Inc. to sell the Hotel property and certain related assets, net of liabilities for $64,000,000. The sale is anticipated to close in June, 2004.

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

BALANCE SHEET

MARCH 31, 2004 (Unaudited)

ASSETS

INVESTMENT IN HOTEL PROPERTIES:
Land	$6,033,946
Furniture and Equipment	1,170,212
Construction in Progress	27,630,258

TOTAL INVESTMENT IN HOTEL PROPERTY	34,834,416

Cash	303,983
Restricted Cash	225,241
Affiliate Loans	2,249
Loan Costs	755,000

1,286,473

TOTAL ASSETS	$36,120,889

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES:
Mortgage Payable	$24,003,153
Accounts Payable	3,002,540
Accrued Liabilities	46,081

TOTAL LIABILITIES	27,051,774

PARTNERS’ CAPITAL	9,069,115

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$36,120,889

See also the audited financial statements included as part of this filing

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

STATEMENT OF PARTNERS’ CAPITAL

FOR THE PERIOD JANUARY 1, 2004 THROUGH MARCH 31, 2004 (Unaudited)

Balance, January 1, 2004	$9,183,664

Net Loss	(106,269)

Capital Distributions	(8,280)

Balance, March 31, 2004	$9,069,115

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2004 AND MARCH 31, 2004 (Unaudited)

REVENUES:
Interest Income	$2

EXPENSES:
Pre-Opening Costs	106,271

NET LOSS	$(106,269)

See also the audited financial statements included as part of this filing

REDMOND, WASHINGTON—MARRIOTT TOWN CENTER HOTEL

STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 2004 THROUGH MARCH 31, 2004 (Unaudited)

CASH FLOWS FROM (TO) OPERATING ACTIVITIES:
Net Loss	$(106,269)
Change in:
Accounts Payable	5,876

NET CASH FLOWS TO OPERATING ACTIVITIES	(100,393)

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(6,083,567)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	6,398,529
Equity Distributions	(8,280)

NET CASH FLOWS FROM FINANCING ACTIVITIES	6,390,248

NET INCREASE IN CASH	206,288

CASH, JANUARY, 1, 2004	97,695

CASH, MARCH 31, 2004	$303,983

See also the audited financial statements included as part of this filing

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004 (unaudited)

In Thousands (000’s)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Six, Inc. (“AR6”) gives effect to the purchase of a Springhill Suites by Marriott in Fort Worth, Texas for an approximate purchase price of $13,340,000, purchased on May 28, 2004, the purchase of a Courtyard by Marriott in Myrtle Beach, SC for a gross purchase price of $9.2 million, purchased on June 8, 2004, and the purchase of a Marriott Town Center in Redmond, Washington for a gross purchase price of $64 million on July 7, 2004.

This pro forma Balance Sheet also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Marriott International under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of AR6 and the historical balance sheets of the hotels.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2004, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated balance sheets should be read in conjunction with, and are qualified in their entirety by, the historical consolidated balance sheets of the acquired hotels included in this prospectus.

Balance Sheet as of March 31, 2004 (unaudited)

	Company Historical Balance Sheet	Springhill Suites by Marriott Fort Worth	Courtyard by Marriott Myrtle Beach	Marriott Redmond Town Center	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	—	$10,870,179	$7,175,325	$34,834,416	$88,153,840	(B)
					(52,879,920	)(C)	$88,153,840
Cash and cash equivalents	$262,396	869	20,186	303,983	1,924,962	(G),(H)	2,512,396
Restricted cash	—	—	235,624	225,241	(460,865	)(G)	—
Other assets	255,727	2,400	415,285	757,249	(684,409	)(D),(I)	746,252

Total Assets	$518,123	$10,873,448	$7,846,420	$36,120,889	$36,053,608		$91,412,488

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage notes payable	—	$9,360,205	$6,551,282	$24,003,153	$(39,914,640	)(E)	$—
Accounts payable and accrued expenses	$400,000	1,760,120	—	3,002,540	(4,744,854	)(E),(I)	417,806
Other accrued expenses	100,300	792,246	58,298	46,081	(896,625	)(E)	100,300

Total Liabilities	500,300	11,912,571	6,609,580	27,051,774	(45,556,119)		518,106
Shareholders’ equity (deficit)	—	(1,039,123)	1,236,840	9,069,115	(9,266,832	)(F)	—
Class B Convertible Stock, no par value, authorized 240,000 shares	24,000	—	—	—	—		24,000
Members’ equity	—	—	—	—	—		—
Common stock, no par value, authorized 200,000,000 shares	110	—	—	—	90,876,559	(A)	90,876,669
Distribution greater than net income	(6,287)	—	—	—	—		(6,287)

Total Shareholders’ Equity	17,823	(1,039,123)	1,236,840	9,069,115	81,609,727		90,894,382

Total Liabilities and Shareholders’ Equity	$518,123	$10,873,448	$7,846,420	$36,120,889	$36,053,608		$91,412,488

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	Represents incremental gross proceeds of $103,268,817 from sale of 9,604,525 units subsequent to March 31, 2004 used to fund acquisitions (see Note B).

(B)	Total purchase price for the properties purchased after March 31, 2004 consists of the following. Purchase price allocation is preliminary and subject to change.

	Ft. Worth SHS	Myrtle Beach CY	Redmond Town Center	Total combined
Purchase price per contract	$13,340,000	$9,200,000	$64,000,000	$86,540,000
Escrows and other assets acquired	—	(311,803)	(178,722)	(490,525)
Liabilities assumed	18,236	(430)	—	17,806

Sub-total	13,358,236	8,887,767	63,821,278	86,067,281
Acquisition fee payable to Apple Suites Realty Group (2%)	266,800	184,000	1,280,000	1,730,800
Additional closing costs	80,482	26,127	249,150	355,759

Total purchase price	$13,705,518	$9,097,894	$65,350,428	$88,153,840

Total purchase price, net				$88,626,559
Plus: Cash needed to fund dividends and working capital				2,250,000	(H)

Equity proceeds needed for acquisitions and working capital				$90,876,559

Purchase price, cash required to pay seller				$90,876,559
Net raise percentage				88.00%

Gross dollars needed to fund acquisitions				$103,268,817
Gross dollars needed from initial offering				$50,000,003
Price per share				$10.50

Units required from initial offering				4,761,905
Gross dollars needed in addition to the initial offering				$53,268,814
Price per share				$11.00

Units required in addition to the initial offering				4,842,620

Total units required				9,604,525

(C)	Represents elimination of historical net carrying value of real estate under prior owner.

(D)	Represents elimination of net deferred loan costs and other intangible assets associated with prior owner.

(E)	Represents elimination of liabilities associated with prior owner, not assumed by the Company.

(F)	Represents elimination of shareholders’ equity associated with the prior owner.

(G)	Represents elimination of prior owners’ cash and cash equivalents, and restricted cash not acquired by the company.

(H)	Represents cash needed to fund one quarter’s dividend and working capital needs, less cash on hand of $262,396.

(I)	Represents assumption of certain escrows in the amount of $490,525 and certain liabilities in the amount of $17,806.

Apple REIT Six, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2003 and the three months ended March 31, 2004

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Six, Inc. (“AR6”) gives effect to the purchase of a Springhill Suites by Marriott in Fort Worth, Texas for an approximate purchase price of $13,340,000, purchased on May 28, 2004, the purchase of a Courtyard by Marriott in Myrtle Beach, SC for a gross purchase price of $9.2 million, purchased on June 8, 2004, and the purchase of a Marriott Town Center in Redmond, Washington on July 7, 2004 for a gross purchase price of $64 million.

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Marriott International under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of AR6 and the historical Statement of Operations of the hotels.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of AR6 is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of January 1, 2003, nor does it purport to represent the future financial position of AR6.

The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with, and are qualified in their entirety by, the historical consolidated statement of operations of the acquired hotels included in this prospectus.

For the year ended December 31, 2003 (unaudited)

	Company Historical Statement of Operations(A)	Historical Springhill Suites by Marriott Ft. Worth(A)	Courtyard by Marriott Myrtle Beach(A)	Marriott Town Center Redmond(A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$—	$—	$2,206,782	—	—		$2,206,782
Other operating revenue	—	—	168,303	—	—		168,303
Interest income	—	—	2,018	$1,018	$(3,036	)(F)	—

Total revenue	—	—	2,377,103	1,018	(3,036)		2,375,085
Expenses:
Operating expenses	—	—	1,144,985	—	—		1,144,985
General and administrative	—	—	56,337	55,655	738,372	(B)	850,364
Management fees	—	—	166,254	—	—		166,254
Taxes, insurance and other	—	—	129,669	—	—		129,669
Depreciation of real estate owned	—	—	358,215	—	(358,215	)(C)	229,758
					229,758	(D)
Interest	—	—	227,281	—	(227,281	)(E)	—

Total expenses	—	—	2,082,741	55,655	382,634		2,521,030
Income tax expense	—	—	—	—	—	(H)	—

Net income (loss)	$—	$—	$294,362	$(54,637)	$(385,670)		$(145,945)

Loss per common share:
Basic and diluted	$—						$(0.02)

Basic and diluted weighted average common shares outstanding					9,604,525	(G)	9,604,525

For the three months ended March 31, 2004 (unaudited)

	Company Historical Statement of Operations(A)	Historical Springhill Suites by Marriott Ft. Worth(A)	Courtyard by Marriott Myrtle Beach(A)	Marriott Town Center Redmond(A)	Pro forma Adjustments		Total Pro forma
Revenue:
Suite revenue	$—	$—	$406,788	—	—		$406,788
Other operating revenue	—	—	33,016	—	—		33,016
Interest income	—	—	523	$2	$(525	)(F)	—

Total revenue	—	—	440,327	2	(525)		439,804
Expenses:
Operating expenses	—	—	255,880	—	—		255,880
General and administrative	3,220	11,148	53,763	106,271	184,593	(B)	358,995
Management fees	—	—	31,786	—	—		31,786
Taxes, insurance and other	—	—	26,182	—	—		26,182
Depreciation of real estate owned	—	—	80,678	—	(80,678	)(C)	57,440
					57,440	(D)
Interest	3,067	—	54,935	—	(54,935	)(E)	3,067

Total expenses	6,287	11,148	503,224	106,271	106,420		733,350
Income tax expense	—	—	—	—	—	(H)	—

Net loss	$(6,287)	$(11,148)	$(62,897)	$(106,269)	$(106,945)		$(293,546)

Loss per common share:
Basic and diluted	$(629)						$(0.03)

Basic and diluted weighted average common shares outstanding	10				9,604,525	(G)	9,604,535

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at January 1, 2003 and for the respective periods prior to acquisition by the Company in 2004. The Company was formed on January 20, 2004 and consequently had no operations in 2003. Additionally, the Ft. Worth and Redmond properties did not open until May 28, 2004 and June 19, 2004, respectively, and therefore had limited historical operational activity.

(B)	Represents the advisory fee of .25% of accumulated capital contributions under the “best efforts” offering for the period of time not owned by the Company plus anticipated legal and accounting fees, and other costs associated with being a public company.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operations, broken out as follows:

The weighted average lives of the depreciable assets are 39 years for building and 7 years for FF&E. The estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

Year ended December 31, 2003	Ft. Worth SHS	Myrtle Beach CY	Redmond Town Center	Total
Depreciation	$—	$229,758	—	$229,758

				229,758

Three months ended March 31, 2004
Depreciation	$—	$57,440	—	$57,440

				57,440

(E)	All Hotels were purchased for all cash; therefore, the interest related to prior owners debt was removed.

(F)	Represents elimination of interest income on cash used to fund acquisitions.

(G)	Represents the number of shares assuming all properties were acquired at the beginning of the period presented, calculated as follows:

Total purchase price consists of the following:	Ft. Worth SHS	Myrtle Beach CY	Redmond Town Center	All Properties
Purchase price per contract	$13,340,000	$9,200,000	$64,000,000	$86,540,000
Escrows acquired	—	(311,803)	(178,722)	(490,525)
Liabilities assumed	18,236	(430)	—	17,806

Sub-total	13,358,236	8,887,767	63,821,278	86,067,281
Acquisition fee payable to Apple Suites Realty Group	266,800	184,000	1,280,000	1,730,800
Additional estimated closing costs	80,482	26,127	249,150	355,759

Total purchase price	$13,705,518	$9,097,894	$65,350,428	$88,153,840

Total purchase price, net				88,626,559
Less: Cash on hand to fund acquisitions				2,250,000

Equity proceeds needed for acquisitions and working capital				90,876,559
Purchase price, cash required to pay seller				90,876,559
Net raise percentage				88%

Gross dollars needed to fund acquisitions				103,268,817
Gross dollars needed from initial offering				$50,000,003
Price per share				$10.50

Units required from initial offering				4,761,905

Gross dollars needed in addition to the initial offering				$53,268,814
Price per share				$11.00

Units required in addition to the initial offering				4,842,620

Total Units Required				9,604,525

(H)	Estimated income tax expense of our wholly owned taxable REIT subsidiary is zero based on the contractual agreements put in place between the Company and our lessee based on a combined rate of 40%. Based on the terms of the lease agreements our taxable subsidiary would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/S/ GLADE M. KNIGHT
Glade M. Knight, President

August 3, 2004